Exhibit 99.1

Corporate OverviewNovember 2022At the Forefront of Therapies for Rare Diseases

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues, expenses, cash position, and future profitability for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, including as they are impacted by COVID-19 related disruption, are based on current information. The potential impact on operations from the COVID-19 pandemic is inherently unknown and cannot be predicted with confidence and may cause actual results and performance to differ materially from the statements in this release, including without limitation, because of the impact on general political and economic conditions, including as a result of efforts by governmental authorities to mitigate COVID-19, such as travel bans, shelter in place orders and third-party business closures and resource allocations, manufacturing and supply chain disruptions and limitations on patient access to commercial or clinical product. In addition to the impact of the COVID-19 pandemic, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe, Japan, the US and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies, manufacturing and launch preparations. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue, expenses, cash position, and future profitability, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2021 and Form 10-Q for the quarter ended September 30, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

Non-GAAP Financial Measures

In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

2

Amicus Therapeutics

A Rare Company

Patient-dedicated, Rare Disease Biotechnology Company with Sustained Double-digit Revenue Growth, a Global Commercial Infrastructure, and Late-stage Development Capabilities

Galafold®
(migalastat)

First Oral Precision Medicine for Fabry Disease



Gene Therapy
PLATFORM

Leveraging Experience in Protein Engineering & Glycobiology

World-class CLINICAL DEVELOPMENT Capabilities

Non-GAAP PROFITABILITY
expected in
2H2023

EMPLOYEES in 20 Countries

GLOBAL COMMERCIAL ORGANIZATION

AT-GAA
a Two-component Therapy Under Global **Regulatory Reviews** for **Pompe Disease**

15% - 20%
FY22 Galafold Revenue Growth at CER

GALAFOLD
&
AT-GAA

Cumulative $2B Peak Potential

$354.7M
Cash
as of 9/30/22

3

Amicus Therapeutics

2022 Strategic Priorities to Drive Value 12345Double-digit Galafold growth (15-20%) with revenue of $350M to $365M at CER1Secure FDA approval and positive CHMP opinion for AT-GAA Initiate successful, rapid launch in U.S. for AT-GAAAdvance best-in-class, next-generation genetic medicines and capabilitiesMaintain strong financial position on path to profitability 4 1CER: Constant Exchange Rates; 2022 Galafold revenue guidance is based on the average exchange rates for 2021

Amicus Pipeline

Streamlined Rare Disease Pipeline with Focus on Fabry Disease and Pompe Disease

INDICATION		DISCOVERY	PRECLINICAL	PHASE 1/2	PHASE 3	REGULATORY	COMMERCIAL
FABRY FRANCHISE							
Galafold® (migalastat)	ODD						
Fabry Gene Therapy							
Next-Generation Chaperone							
POMPE FRANCHISE							
AT-GAA (cipaglucosidase alfa + miglustat)	BTD ODD						
Pompe Gene Therapy							
OTHER							
CLN3 Batten Disease Gene Therapy							
Next-Generation Research Programs							

ODD - Orphan Drug Designation **BTD** - Breakthrough Therapy Designation

5

Amicus Therapeutics

Positioned for Significant Value Growth

Focused on Execution and Driving Sustainable Double-digit Revenue Growth on Path to Profitability

- Continue to bring Galafold® to as many patients as possible, sustain double-digit revenue growth
- Successful launch of AT-GAA for people living with Pompe disease
- Advance next-generation gene therapies in Fabry and Pompe diseases
- Fully leverage global capabilities and infrastructure as a leader in rare diseases
- Achieve non-GAAP profitability in 2H2023[1]

[1] Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. Non-GAAP Net Income defined as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges and income taxes.

6

Amicus Therapeutics

7 Galafold® (migalastat)Continued Growth… building a leadership position in the treatment of Fabry disease

Global Fabry Market

Global Fabry Disease Market Growth Continues to be Driven by Diagnosing New Patients in Addition to the Introduction of Galafold

Global Fabry market to exceed $1.9B in 2021 and tracking toward ~$2.6B by 2025[1]



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
(millions)
2017
2018
2019
2020
2021E
2022E
2023E
2024E
2025E

- Fabry Disease is believed to be significantly underdiagnosed
  - Newborn screening studies suggest Fabry could be one of the more prevalent human genetic diseases (~1:1,000 to ~1:4,000 incidence)
- In 2021, Galafold was the fastest growing medicine for Fabry disease and the greatest contributor to Fabry market growth
  - Introduction of Galafold has led to market expansion with 800+ naive patients diagnosed and treated for the first time

8

[1]Global market measured by reported sales of approved therapies for Fabry disease – 2025 sales projected using 8% CAGR

Galafold Success (as of September 30, 2022)

Building on Galafold's Success and Leveraging Leadership Position to Drive Continued Growth

Galafold is the first and only approved oral treatment option with a unique mechanism of action for Fabry patients with amenable variants



NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus
Galafold (migalastat) capsules 123 mg
A1001

- **$81.6M** 3Q22 Galafold Revenue
- **15%-20%** 2022 Galafold Operational Growth
- **350** Amenable Variants in U.S. Label
- **44** Countries with Regulatory Approvals
- **Continued Geographic Expansion in 2022**
- **1,384** Amenable Mutations in EU Label

Galafold is indicated for adults with a confirmed diagnosis of Fabry Disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

9

Amicus Therapeutics

Galafold Performance

YTD Reported Revenue Growth of +7.9% to $241.0M – Strong Operational Growth of +16.2% at CER


Year-over-Year Sales Growth
+16.2%
-8.3%
$223.4M
$241.0M
9M21
Operational Growth
FX Impact
9M22

- Global demand remains strong: 3-month net new patients trend best in 2 years
- Call volume increasing from same period last year
- Global mix of switch (~55%) and previously untreated patients (~45%)
- Compliance and adherence over 90%+
- Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations

10

Amicus Therapeutics

Galafold Growth Opportunity

$1B Annual Sales Opportunity at Peak

Sustained double-digit revenue growth:

3Q operational revenue growth of +13.4%

Near-term growth to $500M driven by:

Continued penetration into existing markets

Expansion into new geographies

Broadening of labels

Long-term growth towards peak sales potential driven by:

Penetration of the diagnosed untreated population

Increase in newborn screening and diagnostic initiatives

Strong IP rights, including COM protection through 2038



COM: Composition of Matter

11

Amicus Therapeutics

12 Galafold Initiatives Building the Body of the Evidence around Galafold Broadening Labels: Adolescents and Additional Variants Publications and Medical Presentations Ongoing and Planned Phase IV Studies Over 500 Patients Enrolled in a Global Registry Strengthening our IP Portfolio

13 AT-GAA (cipaglucosidase alfa + miglustat)… potential to establish a new standard of care for people living with Pompe disease

Pompe Disease Overview

Pompe is a Severe and Fatal Neuromuscular Disease Caused by the Deficiency of Lysosomal Enzyme GAA



- Estimated incidence of ~1:28,000; newborn screening suggests significant underdiagnosis
- Age of onset ranges from infancy to adulthood
- Majority of patients on current standard of care decline after ~2 years
- Respiratory and cardiac failure are leading causes of morbidity and mortality
- Deficiency of GAA leading to lysosomal glycogen accumulation and cellular dysfunction
- Symptoms include muscle weakness, respiratory failure, and cardiomyopathy
- ~$1.2B+ global Pompe ERT sales[1]

1. Based on 12 months ended December 31, 2021. Source: Sanofi Press Release

14

Amicus Therapeutics

15 AT-GAA: An Innovative Approach to Pompe Disease Our Scientists Created a Uniquely Glycosylated and Highly Phosphorylated ERT (ATB200) that Significantly Enhances Targeting to Key Affected Muscles AT-GAA is a two-component therapy combining ATB200, an ERT, with AT2221, an orally administered enzyme stabilizer Consists of a naturally occurring cell line that can be properly processed within the lysosome to its mature form which is required to optimally break down glycogen1 ATB200AT2221 1Selvan et al. 2021, J Biol Chem 2021 Jan-Jun;296:100769ERT: Enzyme Replacement Therapy

16 Phase 3 PROPEL Study ResultsPrimary, Key Secondary and Biomarker Endpoint Heat Map Endpoints Across Motor Function, Pulmonary Function, Muscle Strength, PROs, and Biomarkers Favored AT-GAA over alglucosidase alfa

Phase 3 PROPEL Study Results
Overall Population (n=122*)

Primary and First Key Secondary Endpoint Showed Greater Improvement with AT-GAA vs. alglucosidase alfa in the Overall Population of ERT-Naïve and ERT-Experienced Patients

6MWD (m): Change from baseline (n=85, n=37)



p=0.072
Mean (SE) Actual Change in 6MWD (m)
30
25
20
15
10
8
6
4
2
0
-2
20.8
7.2
Baseline
Week 12
Week 26
Week 38
Week 52 LOCF
Visit
Treatment:
Cipaglucosidase alfa/miglustat
Alglucosidase alfa/placebo

FVC (% predicted): Change from baseline (n=85, n=37)



p=0.023
Mean (SE) Actual Change in Sitting % Predicted FVC
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
-2.0
-2.5
-3.0
-3.5
-4.0
-4.5
-5.0
-0.9
-3.9
Baseline
Week 12
Week 26
Week 38
Week 52 LOCF
Visit
Treatment:
Cipaglucosidase alfa/miglustat
Alglucosidase alfa/placebo

6MWD=6-minute walk distance;; FVC=forced vital capacity; SE=standard error. P values are nominal 2-sided; FVC data normally distributed and P value is from ANCOVA. 6MWD data not normally distributed and P value is for nonparametric ANCOVA;
*Results exclude one outlier subject

17

Amicus Therapeutics

Phase 3 PROPEL Topline Results:
ERT Experienced Population (n=95)

ERT Experienced Patients Treated with AT-GAA Demonstrated Improvements over Time in 6MWD and Stabilization over Time in FVC Versus alglucosidase alfa

6MWD (m): Change from baseline (n=65, n=30)


P=0.046
Mean (SE) Actual Change in 6MWD (m)
16.9
0.0
Baseline
Week 12
Week 26
Week 38
Week 52 LOCF
Visit
Treatment:
Cipaglucosidase alfa/miglustat
Alglucosidase alfa/placebo

FVC (% predicted): Change from baseline (n=65, n=30)


P=0.006
Mean (SE) Actual Change in Sitting % Predicted FVC
0.1
-4.0
Baseline
Week 12
Week 26
Week 38
Week 52 LOCF
Visit
Treatment:
Cipaglucosidase alfa/miglustat
Alglucosidase alfa/placebo

NOTE: Baseline is Mean (STDEV); CFBL is Mean (SE); P-values are nominal 2-sided; FVC data normally distributed and p–values are from ANCOVA 6MWD data not normally distributed and 6MWD p-value is for non-parametric ANCOVA; 6MWD parametric MMRM p-value was p=0.078

18

Amicus Therapeutics

19 Phase 3 PROPEL Study Publication Clinically Meaningful Outcomes from Phase 3 PROPEL Study Provide the Basis for Global Regulatory Submissions of AT-GAA Peer-reviewed results from PROPEL suggest that treatment with AT-GAA provided clinically meaningful improvements over standard of care, including ERT-experienced patients with high unmet need The authors deemed AT-GAA to provide a differentiated mechanism of action and potential alternative treatment option for people living with late-onset Pompe Disease Schoseret al. 2021, The Lancet Neurology, Volume 20, Issue12, P1027-1037

20 Long-Term Data from Phase 1/2 Clinical Study (ATB200-02) Persistent and Durable Improvements in Motor and Respiratory Function and Reductions in Biomarkers of Muscle Damage and Disease Substrate Observed in Patients out to 48 Months NOTE: * One patient in the ERT-naïve cohort experienced a large drop in % predicted FVC at month 21, which returned to previous levels at the following visit (month 24). CFBL in 6MWD in (A) ERT-Experienced and (B) ERT-Naïve Patients CFBL in FVC in (A) ERT-Experienced and (B) ERT-Naïve Patients

21 AT-GAA: Ongoing Evidence Generation Indirect Treatment Comparison across Pompe ERT Studies Recently Presented at World Muscle Society 2022 Congress Highlights Potential Clinical Differentiation of AT-GAA 6MWD: Relative effect estimates with 95% credible intervals in base-case scenario -100-50-050100 Cipa+mig vs AlgluCipa+mig vs AvalRelative effect (95% Crl)16.3 (9.6, 24.3)29.5 (7.4, 52.6) <0.0010.011P-valueFavours latterFavours former -10-010 Cipa+mig vs AlgluCipa+mig vs AvalRelative effect (95% Crl)3.1 (2.4, 3.8)2.8 (0.9, 4.6) <0.0010.003P-valueFavours latterFavours former FVC: Relative effect estimates with 95% credible intervals in base-case scenario Relative Effect (6MWD Change from Baseline at Week 52)Any comparisons are based on published data. No clinical, safety, or efficacy conclusions may be drawn from this data. Relative Effect (FVC Change from Baseline at Week 52)

Global Pompe Market

Global Pompe Disease Market Growth Continues to be Driven by the Diagnosis of New Patients - Only One Approved Therapy on the Market up until 2021

Global Pompe Market to exceed $1.1B in 2021 and tracking toward $1.5B+ by 2025[1]



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(millions)
2017
2018
2019
2020
2021
2022
2023
2024
2025

- Pompe Disease believed to be significantly underdiagnosed
  - Newborn screening studies suggests Pompe to be more prevalent than medical literature suggest (~1:10,000 to ~1:30,000)
  - Newborn screening already occurring in 27 U.S. states with 9 additional U.S. states pursuing NBS implementation for Pompe disease

22

[1]Global market measured by reported sales of approved therapies for Pompe disease – 2025 sales projected using 8% CAGR

AT-GAA: Key Takeaways

Focused on Advancing AT-GAA to as Many Patients as Possible through Global Regulatory Pathways and Expanded Access Mechanisms

- U.S. Regulatory status update:
  - PDUFA action date deferred due to Agency's inability to conduct manufacturing inspection in China[1]
  - At the Agency's direction, the Company has scheduled a Type A meeting to develop plans and logistics for a pre-approval inspection
- European Regulatory status update:
  - Expect de-coupled CHMP opinions for cipaglucosidase alfa and miglustat respectively
    - Cipaglucosidase alfa: CHMP opinion expected as early as December 2022
    - Miglustat: CHMP opinion expected 2Q 2023 based on 4-month clock stop in order to complete requested confirmatory analytical testing
- Multiple expanded access mechanisms in place, including in the U.S., U.K., Germany, France, Japan, and others
- ~190 people living with Pompe disease are now on AT-GAA across our clinical extension studies and expanded access programs
- Ongoing supportive studies in children and adolescents[2] with LOPD as well as in Infantile-Onset Pompe Disease (IOPD)





[1] FDA has not provided anticipated action dates as they continue to monitor the public health situation and travel restrictions in China; The Company expects the FDA to approve the NDA and BLA applications together
[2] Children and adolescents aged 0 to <18 years old

23

Amicus Therapeutics

AT-GAA Launch Preparations

Experienced and Passionate Rare Disease Medical and Commercial Organization Poised for Second Successful Launch

Key Strengths

Team
- Highly leverageable team in place, few new hires needed
- Great experience and passion
- Eagerness to introduce a new therapy upon approvals

Education
- Published Phase 3 PROPEL data in *The Lancet Neurology*
- Active medical conference and publication schedule
- Continued education on biology of disease and diagnosis

Access
- Commitment to patient access
- Multiple Expanded Access Programs in place
- Demonstrating value to payors including parity pricing strategy

Planning
- Clear focus on launch
- Identification of key Pompe disease treatment centers
- Development of educational materials

24
Amicus Therapeutics

25 Financial & Operational Strategy… maintaining a strong financial outlook

Q3 2022 Revenue Performance

Q3 2022 Reported Revenue Growth of +2.7% to $81.7M resulting from Strong Operational Growth of +13.6% at CER Offset by Negative FX impact of -10.9%


Year-over-Year Sales Growth
+13.6%
-10.9%
$79.5M
$81.7M
3Q21
Operational Growth
FX Impact
3Q22

- Significant currency exposure as 63% of Galafold revenue generated outside the U.S.
- Applying average October 2022 exchange rates, the negative FX impact on full-year 2022 reported sales would be approximately -9%, or ~$28.5 million.

26

Financial Outlook and Path to Profitability

Clear Strategy to Build Our Business, Advance Our Portfolio, and Achieve Profitability

Sustain Galafold Revenue Growth

$241M YTD revenue, +16.2% YoY Operational Growth

2022 Galafold revenue growth guidance of **+15-20%** YoY ***at CER***

Secure Approvals of AT-GAA

Galafold and AT-GAA expected to drive strong double-digit growth long term

Deliver on Financial Goals

Focused on prudent expense management

2022 non-GAAP operating expense guidance of **$430M-$440M**

Achieve profitability[1] in 2H2023

[1]Based on projections of Amicus non-GAAP Net Income under current operating plans, which includes successful AT-GAA regulatory approvals and continued Galafold growth. We define non-GAAP Net Income as GAAP Net Income excluding the impact of share-based compensation expense, changes in fair value of contingent consideration, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, loss on impairment of assets, restructuring charges, and income taxes.

27

Amicus Therapeutics

28 True Measure of Success: Impacting the Lives of Patients Living with Rare Diseases YE17 2023+Thousands of Patients*>1,900+ Patients* YE21 >350 Patients* *Clinical & commercial, all figures approximate

Thank You

Appendix

Environmental, Social, & Governance (ESG) Snapshot

Who We Serve

Programs we invest in have 3 key characteristics:

- **Address a rare genetic disease**
- **First-in-class or best-in-class**
- **Impart meaningful benefit for patients**

Pledge for a Cure

Designate a portion of product revenue back into R&D for that specific disease until there is a cure.

Pricing PROMISE

Committed to never raising the annual price of our products more than consumer inflation.

Charitable Giving

Expanded Access through Nov 2022:
71 patients / **21** countries

Contributions allocated:
$1,677,000 US
$832,976 Intl.

Amicus supported community programs: **20+**

Volunteer hours (US): **770**

Diversity, Equity & Inclusion (DEI)

Pledge to support a more inclusive culture to impact our employees, our communities, and society.

2023 and Beyond:

- Maintain strength in global gender diversity
- Increase US diversity through intentional and ongoing action
- Continuously evaluate compensation practices to ensure pay parity

Global Employees **496**

% female employees **58%**

% Hiring Slate Diversity **82%**

Board of Directors

Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience:

Director Diversity
3 Female
2 Veteran Status
1 African American

80% **Board Independence**

60% **Overall Board Diversity**

Environmental Management

Eco-friendly decision-making has unearthed economic efficiencies while continuing to bolster our standing as a good corporate citizen.

- **Green building design**
- **Energy & water conservation**
- **Hazardous waste management**

Employee Recruitment, Engagement, and Retention

Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent

*Pulse surveys reveal employees feel **high personal satisfaction** in their job, are **proud of their work** and what they contribute to the community*

Career Development

Reimagined performance management process to measure the what and the how, rewarding those who role-model our **Mission-Focused Behaviors**.

31

Amicus Therapeutics

32 Appendix